UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 29, 2004

MASTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-08106	65-0829355
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address and Zip Code of Principal Executive Offices)

(305) 599-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit 99.1	MasTec, Inc. press release dated July 29, 2004 announcing its final results of operations for the year ended December 31, 2003

Item 9. Regulation FD Disclosure (furnished under Item 12, Disclosure of Results of Operations and Financial Condition)

     On July 29, 2004, MasTec, Inc. announced its results of operations for the year ended December 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

     The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC. (Registrant)
Date: July 30, 2004	/s/ Austin J. Shanfelter
Austin J. Shanfelter
President and Chief Executive Officer

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Exhibit Index

Exhibit
Number	Description
99.1	MasTec, Inc. press release dated July 29, 2004 announcing its results of operations for the year ended December 31, 2003.

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